                                                                    Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. Section. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diametrics Medical, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Glen Winchell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ W. Glen Winchell
                                            --------------------------------
                                            W. Glen Winchell
                                            Chief Financial Officer
                                            September 15, 2005

                                       15